Exhibit 10.7

June 10, 2012

Amendment to Lease Acquisition Agreement

This Amendment of Lease Acquisition Agreement (“Amendment”) is made and entered into as of the date referenced above by and between Santa Fe Land, LLC, (“SFL”), a wholly owned subsidiary of Santa Fe Operating, Inc.(“SFO”), Purchaser, and Langtre, LLC (“Langtre”) Seller (Land Bank), together referred to as the “Parties”.

WHEREAS, the Parties previously executed a Lease Acquisition Agreement (“Agreement”) dated February 15, 2012 and;

WHEREAS, the Parties desire to modify the terms and provisions of the Agreement as set forth in this Amendment and;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the Parties agree as follows:

•	The Additional Terms Sections item number 1. of the Agreement is hereby revoked, repealed, and replaced in their entirety with the following:

1. The Initial Payment (IP): due by September 30, 2012 (unless extended by mutual agreement) shall be the total of all Costs funded by Langtre at the time of the IP and the assumption of all outstanding lease drafts and any Costs yet to be paid.

Each of the Parties represents and warrants that they sign this Amendment of their own free will with the benefit and advice of legal counsel of their own choosing. This agreement as amended shall bind the parties and their respective heirs, devisees, successors, and assigns. This agreement as amended constitutes the entire agreement of the Parties, and they have no agreement of any kind between them except as expressed in writing herein.

Except as expressly provided herein, the Parties expressly affirm all of the other provisions of the original Agreement which shall continue in full force and effect as originally written.

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IN WITNESS WHEREOF, each of SFL and Langtre has caused this Amendment to be executed as of the date first set forth hereinabove.

Purchaser: Santa Fe Land, LLC.	Seller: Langtre, LLC.

Tom Griffin, President	Tom Griffin, President

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